LETTER TO SHAREHOLDERS                      ACM Municipal Securities Income Fund
================================================================================

December 24, 1999

Dear Shareholder:

This shareholder report reviews municipal market activity and investment results for ACM Securities Income Fund's 12-month fiscal reporting period ended October 31, 1999.

 INVESTMENT RESULTS*
 Data as of October 31, 1999

        Total Returns at Net Asset Value
                     1 Year   3 Years  5 Years
                     ------   -------  -------


 ACM Municipal
   Securities
   Income Fund       -7.76%    3.74%     7.40%

 Lipper General
   and Leveraged
   Muni Debt
   Funds Average     -6.48%    3.82%     7.26%

The Fund's Market Price Per Share on October 31, 1999 was $11.69.

 * The Fund's investment results are total returns for the periods shown and are based on the net asset value as of October 31, 1999. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. Past performance is no guarantee of future results.

 The Lipper General & Leveraged Muni Debt Funds Average represents the performance of 46 funds for the one-year period, 44 funds for the three-year period and 43 funds for the five-year period ended October 31, 1999. Funds in the Lipper averages generally have similar investment objectives to the Fund, although some may have different investment policies. An investor cannot invest directly in an average.

MARKET OVERVIEW

Over the past year, municipal bonds performed well on a relative basis but saw prices decline on an absolute basis. This price decline was caused by a rise in long-term interest rates as a result of tremendous growth the US economy. This rise in rates was not unexpected, however, given the cyclical nature of financial markets. On a relative basis, the municipal bond market performed well compared to the taxable fixed-income markets. Municipal yields began the year at parity with comparable Treasury bond yields, which is historically uncommon due to the tax-advantaged nature of municipal bonds. Over the course of the year, the ratio of municipals to Treasuries declined from parity to approximately 95% of long-term Treasury bond yields. As a result, the total return of most municipal indexes was well ahead of other comparable benchmarks as of October 31, 1999 on an absolute basis as well as a tax-adjusted basis.

We attribute the strength in the municipal bond market relative to Treasuries to two factors. First, issuance of municipal bonds was down roughly 20% on a year-over-year basis, primarily due to the rising-rate environment making it less attractive for issuers to refinance outstanding bonds. Second, demand for municipals has been very strong, as investors are attracted to the high taxable-equivalent yields of both bond funds and individual securities. Market participants attribute this strong demand to the changing savings needs of maturing baby boomers, and to reinvestment of gains from surging equity markets into municipal bonds. This strong demand has been somewhat offset by pockets of selling in the market, particularly from insurance companies raising cash to pay catastrophe-related claims. Additional selling came from certain institutional investors who do not benefit from the tax-free benefit of municipal bonds but had purchased them as a total-return strategy when yield ratios were at parity with Treasury bonds.

                                            ACM Municipal Securities Income Fund
================================================================================

Credit fundamentals within the municipal market continue to be strong with most investment sectors showing improved credit quality. State and local governments are in excellent financial condition, in most cases, due to strong local economies that have generated increased sales tax and personal income tax collections. The only area of weakness has been in the corporate-backed tax-exempt sector. This sector has experienced a number of downgrades primarily due to merger activity. Most of the issues affected have been older bonds with relatively high coupons and short-dated call features, which minimizes the negative price impact resulting from ratings downgrades. Merger activity and credit-quality activity also affected the health care sector, but unlike the corporate-backed market, these securities received credit upgrades or in some cases outstanding bonds were called. Bonds receiving upgrades were either pre-refunded to a specific call date or escrowed to maturity. These upgrades created positive price appreciation in an otherwise weak market.

INVESTMENT STRATEGY

At Alliance, we are value-oriented municipal bond investors. Because we take a longer-term view of interest rate and credit cycles, we see the recent rise in interest rates as an excellent opportunity to reposition the portfolio. Our repositioning strategy, similar to the repositioning we conducted in 1994 and 1995, has been to sell our older, higher coupon bonds that are subject to calls within the next five years or less, and to purchase new bonds with attractive coupons and ten-year call protection. In addition, we are investing cash positions accumulated over the past year in longer-maturity issues, which we believe offer good value in the current rate environment. This repositioning program will help us to maintain the highest possible distribution rates going forward and, at the same time, minimize long-term reinvestment risk consistent with the objectives and guidelines of the Fund. We are also continuing to reap the benefits of the pre-refunding of certain obligations held by the Fund, which we typically sell when the full benefit of credit-quality improvement can be realized by selling the securities. This portfolio repositioning, in addition to helping us maintain the highest possible distribution rates, allows us to prepare for the next phase of the interest rate cycle.



MARKET OUTLOOK

Through the end of 1999, we expect that the fixed-income market in general and the municipal bond market in particular will be in a period of uncertainty. In addition to the usual concerns of changes in credit quality, supply factors, and the overall direction of long-term interest rates, the unknown impact of Y2K on financial markets will create an atmosphere of uncertainty and caution for this calendar year-end. We view this phenomenon as temporary, and we believe that any resulting market weakness will create an excellent buying opportunity.

The Alliance Municipal Income team is proud of the strong relative performance we have delivered in fiscal year 1999 and our excellent long-term investment record. We look forward to the opportunity to continue to serve our shareholders over the next year.

Sincerely,

/s/ John D. Carifa

John D. Carifa
Chairman and President

/s/ Susan P. Keenan

Susan P. Keenan
Senior Vice President

PORTFOLIO OF INVESTMENTS
October 31, 1999                            ACM Municipal Securities Income Fund
================================================================================

Standard                              Principal
& Poor's                               Amount
Rating(a)                              (000)           Value
--------------------------------------------------------------------------------
      LONG TERM
      MUNICIPAL BONDS--99.6%

      CALIFORNIA--8.6%
NR    Ontario Assess Dist #107
      (CA Commerce Ctr So)
      7.70%, 9/02/10...............  $ 6,130        $ 6,316,413
AAA   Palm Springs California
      Zero Coupon, 4/15/21.........   34,975          9,479,274
AAA   Sacramento Muni Util Dist
      (Elec Rev)
      Ser 92 FGIC
      9.38%, 8/15/18(b)............    2,500          2,661,475
                                                     ----------

                                                     18,457,162
                                                     ----------


      COLORADO--14.9%
Baa3  Denver City & County
      Arpt Rev
      (United Airlines)
      AMT Ser 92A
      6.88%, 10/01/32 (c)..........   32,075         32,105,149
                                                     ----------

      FLORIDA--6.7%
A     Collier County Rev
      (Whistlers Green Apts)
      5.45%, 6/01/39...............    5,040          4,497,898
A     Dade County MFHR
      (Golden Lakes Apts)
      AMT Ser 97A
      6.00%, 11/01/32 (c)..........      250            243,353
      6.05%, 11/01/39 (c)..........      750            733,433
A     Miami Dade County
      (Financial Auth)
      6.20%, 10/01/39..............    5,145          4,974,289
A+    Palm Beach Florida
      (Dev Rev)
      Ser 96
      6.63%, 12/01/26..............    4,000          4,045,880
                                                     ----------

                                                     14,494,853
                                                     ----------



      ILLINOIS--7.5%
BBB-  Chicago Arpt Rev
      (American Airlines)
      Ser 94
      8.20%, 12/01/24..............    3,500          3,930,185

Baa2  Chicago Ill. O'Hare
      (United Airlines)
      Ser A
      5.35%, 9/01/16 (c)...........  $ 4,500        $ 3,937,185
Aaa   Chicago Rev
      Single Family Mortgage (c)
      5.75%, 1/01/29...............    6,000          3,660,600
      6.30%, 9/01/29...............    2,000          2,084,320
      6.45%, 9/01/29...............    2,590          2,733,175
                                                     ----------

                                                     16,345,465
                                                     ----------


      INDIANA--1.4%
Baa2  Indianapolis Airport Rev
      (Federal Express Corp)
      AMT Ser 98
      5.50%, 5/01/29 (c)...........    3,500          3,026,800
                                                     ----------


      LOUISIANA--0.2%
Aaa   Calcasieu Parish
      SFMR (Mortgage Rev)
      AMT GNMA/FNMA
      Ser 97A
      6.40%, 4/01/32 (c)...........      340            342,122
                                                     ----------


      MAINE--4.7%
BBB+  Jay Maine Environmental
      (International Paper)
      Ser 99A
      6.25%, 9/01/23...............    2,300          2,238,682
BBB+  Jay Maine Solid Waste
      (International Paper)
      Ser 99B
      6.20%, 9/01/19...............    8,000          7,812,080
                                                     ----------

                                                     10,050,762
                                                     ----------


      MARYLAND--3.7%
AA    Baltimore County
      MFHR (Dunfield Proj)
      FHA Ser 92A
      6.90%, 8/01/28...............    7,500          7,881,150
                                                     ----------


      MASSACHUSETTS--15.2%
BBB   Mass Hlth & Ed Fac
      Auth Hosp Rev
      (Caritas Christi)
      5.75%, 7/01/28...............   16,940         13,940,773

PORTFOLIO OF INVESTMENTS(cont.)             ACM Municipal Securities Income Fund
================================================================================

Standard                            Principal
& Poor's                             Amount
Rating(a)                            (000)            Value
--------------------------------------------------------------------------------
BBB+  Mass Hlth & Ed Fac
      Auth Hosp Rev
      (Jordan Hospital)
      Ser 92B
      6.88%, 10/01/15.............   $ 1,500        $ 1,551,795
A     Mass Hlth & Ed Fac
      Auth Hosp Rev
      (Metro West Health)
      Ser 92C, Pre-refunded
      6.50%, 11/15/02 (c).........    2,690          2,898,260
AAA   Massachusetts HFA
      SFMR
      (Residential Mortgage)
      6.90%, 11/15/24.............    2,500          2,647,550
AAA   Massachusetts Port Auth
      MBIA
      (US Air)
      AMT Ser 96A
      5.88%, 9/01/23..............    1,900          1,823,468
AAA   Massachusetts
      Turnpike Auth
      AMBAC Ser 99A
      5.00%, 1/01/39..............   12,000          9,964,440
                                                    ----------

                                                    32,826,286
                                                    ----------


      MICHIGAN--1.9%
AAA   Michigan Hsg Dev Auth
      MFHR (Rental Rev)
      6.10%, 10/01/33.............    4,000          3,994,040
                                                    ----------


      MINNESOTA--3.6%
AAA   Minneapolis & St. Paul
      Metarpts Commn
      5.63%, 1/01/16..............    7,920          7,678,360
                                                    ----------


      MISSISSIPPI--1.1%
Aaa   Mississippi Hsg Corp
      SFMR
      (Mortgage Rev)
      AMT GNMA Ser 99A-7
      5.25%, 6/01/31 (c)..........    2,250          2,284,448
                                                    ----------




           NEW YORK--3.7%
AAA   New York
      (Municipal Water
      Finance Auth)
      4.75%, 6/15/25..............  $ 1,000        $   820,530
AAA   Troy Hsg Dev Corp
      (Mortgage Rev)
      8.10%, 2/1/24...............    7,085          7,341,207
                                                    ----------

                                                     8,161,737
                                                    ----------


      PENNSYLVANIA--8.1%
AA+   Pennsylvania Hsg Fin Agy
      SFMR
      (Home Mortgage)
      MBIA Ser 66A
      5.65%, 4/01/29..............    8,050          7,494,953
AAA   Philadelphia Airport Rev
      AMT
      6.10%, 6/15/25..............   10,000         10,005,200
                                                    ----------

                                                    17,500,153
                                                    ----------


      RHODE ISLAND--3.4%
AA+   Rhode Island Hsg & Mtg
      Fin Corp
      (Homeownership Mtg)
      AMT Ser 91
      10.22%, 4/01/24 (b).........    7,000          7,379,890
                                                    ----------


      SOUTH DAKOTA--2.7%
AAA   South Dakota SFMR
      (Homeownership Mtg)
      AMT Ser 93
      6.15%, 5/01/26..............    6,000          6,005,520
                                                    ----------


      TENNESSEE--6.4%
AAA   Metro Govt Nashville
      & Davidson Cnty
      Water System Rev
      AMBAC Ser 92 Pre-refunded
      8.32%, 2/01/02 (b)..........    3,000          3,313,710
Aa2   Tennessee Ed Loan
      (Ed Funding South, Inc)
      AMT Ser 97B
      6.20%, 12/01/21 (c).........   10,600         10,574,030
                                                    ----------

                                                    13,887,740
                                                    ----------

PORTFOLIO OF INVESTMENTS (cont.)            ACM Municipal Securities Income Fund
================================================================================

Standard                                Principal
& Poor's                                 Amount
Rating(a)                                (000)            Value
--------------------------------------------------------------------------------
       TEXAS--3.6%
AAA    Amarillo Hosp Rev
       (High Plains Baptist)
       FSA Ser 92B, Pre-refunded
       9.20%, 1/01/02 (b)............   $ 3,200        $ 3,594,208
BBB-   Dallas - Ft. Worth Airport
       (American Airlines)
       AMT Ser 92
       7.25%, 11/01/30...............     3,985          4,213,420
                                                        ----------

                                                         7,807,628
                                                        ----------


      WEST VIRGINIA--2.2%
AAA   West Virginia Parkways
      Eco Dev (Parkway Rev)
      FGIC Ser 93
      7.54%, 5/16/19 (b).............   $ 5,000        $ 4,795,550
                                                        ----------


      TOTAL INVESTMENTS--99.6%
          (Cost $216,017,907)                          215,024,815
      Other assets less
      liabilities--0.4%..............                      824,821
                                                           -------


      NET ASSETS--100%                                $215,849,636
                                                      ============
--------------------------------------------------------------------------------
(a)  Unaudited.
(b) Inverse floater security -- Security with variable or floating interest rate that moves in opposite direction of short-term interest rates.
(c)  Moody's or Fitch's rating (unaudited).
     Glossary of Terms:

     AMBAC       American Municipal Bond Assurance
                 Corporation
     AMT         Alternative Minimum Tax
     FGIC        Financial Guaranty Insurance Company
     FHA         Federal Housing Administration
     FNMA        Federal National Mortgage Association
     FSA         Financial Security Assurance, Inc.
     GNMA        Government National Mortgage Association
     HFA         Housing Finance Authority
     MBIA        Municipal Bond Investors Assurance
     MFHR        Multi-Family Housing Revenue
     SFMR        Single Family Mortgage Revenue

     See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1999                            ACM Municipal Securities Income Fund
================================================================================

ASSETS
 Investments in securities, at value (cost $216,017,907) ....  $215,024,815
 Cash .......................................................       405,625
 Receivable for investment securities sold ..................     3,803,245
 Interest receivable ........................................     3,210,129
                                                                -----------

 Total assets ...............................................   222,443,814
                                                                -----------

LIABILITIES
 Payable for investment securities purchased ................     6,415,925
 Advisory fee payable .......................................        94,165
 Administrative fee payable .................................        33,649
 Accrued expenses and other liabilities .....................        50,439
                                                                -----------

 Total liabilities ..........................................     6,594,178
                                                                -----------

 NET ASSETS .................................................  $215,849,636
                                                               ============


COMPOSITION OF NET ASSETS
 Preferred Stock:
   $.01 par value per share; 3,600 shares Preferred Stock
    authorized, issued and outstanding at
     $25,000 per share liquidation preference ...............   $90,000,000
 Common Stock:
   $.01 par value per share; 100,000,000 shares authorized,
     10,815,006 shares issued and outstanding ...............       108,150
 Additional paid-in capital .................................   147,983,008
 Accumulated net realized loss on investments ...............   (21,248,430)
 Net unrealized depreciation of investment ..................      (993,092)
                                                                -----------

                                                               $215,849,636
                                                               ============



NET ASSET VALUE PER SHARE OF COMMON STOCK
 ($215,849,636 less Preferred Stock at liquidation value of
  $90,000,000 divided by 10,815,006 shares of Common Stock
    outstanding) ............................................        $11.64
                                                                     ======


--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1999                 ACM Municipal Securities Income Fund
=====================================================================================================
INVESTMENT INCOME
 Interest..........................................................                       $14,052,590

EXPENSES
 Advisory fee......................................................   $ 1,153,526
 Administrative fee................................................       346,058
 Auction agent fee.................................................       225,256
 Audit and legal...................................................        57,792
 Custodian.........................................................       111,346
 Transfer agency...................................................        42,525
 Printing..........................................................        29,075
 Directors' fees...................................................        25,105
 Miscellaneous.....................................................        49,623
                                                                           ------

 Total expenses....................................................                         2,040,306
                                                                                            ---------
 Net investment income.............................................                        12,012,284
                                                                                           ----------

REALIZED AND UNREALIZED GAIN (LOSS)ON INVESTMENTS
 Net realized loss on investment transactions......................                        (7,335,128)
 Net change in unrealized appreciation/depreciation
 of investments....................................................                       (12,354,433)
                                                                                          -----------
 Net loss on investments...........................................                       (19,689,561)
                                                                                          -----------

NET DECREASE IN NET ASSETS FROM OPERATIONS.........................                       $(7,677,277)
                                                                                          ===========


STATEMENT OF CHANGES IN NET ASSETS
======================================================================================================
                                                                            Year Ended October 31,
                                                                      -------------------------------
                                                                          1999               1998
                                                                      ------------       ------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
 Net investment income.............................................   $ 12,012,284       $ 12,443,822
 Net realized gain (loss) on investment transactions...............     (7,335,128)         1,031,923
 Net change in unrealized appreciation/depreciation of investments.    (12,354,433)          (574,962)
                                                                      ------------       ------------
 Net increase (decrease) in net assets from operations.............     (7,677,277)        12,900,783

DIVIDENDS TO SHAREHOLDERS FROM:
 Net investment income
   Common Stock....................................................     (9,087,452)        (9,255,074)
   Preferred Stock.................................................     (2,924,832)        (3,188,748)
 Distributions in excess of net investment income
   Common Stock....................................................       (295,690)          (220,563)

CAPITAL STOCK TRANSACTIONS
 Reinvestment of dividends resulting in the issuance of
 Common Stock......................................................        839,647          1,117,922
                                                                      ------------       ------------
 Total increase (decrease).........................................    (19,145,604)         1,354,320
NET ASSETS
 Beginning of year.................................................    234,995,240        233,640,920
                                                                      ------------       ------------
 End of year.......................................................   $215,849,636       $234,995,240
                                                                      ============       ============

---------------------------------------------------------------------------------------------------

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1999                            ACM Municipal Securities Income Fund
================================================================================

NOTE A: Significant Accounting Policies
ACM Municipal Securities Income Fund, Inc. (the "Fund"), was incorporated in the state of Maryland on February 11, 1993 and is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reporting amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation
Portfolio securities traded on a national securities exchange are generally valued at the last reported sale price or if there was no sale on such a day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market are valued at the mean of the closing bid and ask prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Taxes
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

3. Investment Income and Investment
Transactions
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

4. Dividends and Distributions
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulation and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences, primarily due to book-to-tax differences, resulting from distributions in excess of net tax-exempt income, resulted in a net decrease in additional paid-in capital and a corresponding increase in distributions in excess of net investment income. This reclassification had no effect on net assets.
--------------------------------------------------------------------------------

NOTE B: Advisory and Administrative Fees
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee equal to an annualized rate of .50 of 1% of the average weekly net assets of the Fund during the month.

On November 28, 1995, the Fund entered into a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Adviser, whereby the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund.

                                            ACM Municipal Securities Income Fund
================================================================================

During the year ended October 31, 1999 there was no reimbursement paid to AFS.

Under the terms of an Administration Agreement, the Fund pays Alliance Capital Management L.P. (the "Administrator") an administration fee equal to an annualized rate of .15 of 1% of the average weekly net assets of the Fund during the month. The Administrator has engaged Prudential Investments Fund Management LLC (the "Sub-Administrator") to act as Sub-Administrator. The Administrator, out of its own assets, will pay the Sub-Administrator a monthly fee equal to an annualized rate of .10 of 1% of the Fund's average weekly net assets. The Sub-Administrator prepares financial and regulatory reports for the Fund and provides other clerical services.
--------------------------------------------------------------------------------
NOTE C: Investment Transactions
Purchases and sales of investment securities (excluding short term investments and U.S. government securities) aggregated $678,543,975 and $675,306,826, respectively, for the period ended October 31, 1999. There were no purchases or sales of U.S. government and government agency obligations for the period ended October 31, 1999. At October 31, 1999 the cost of the investments for Federal income tax purposes was $216,892,342. Accordingly, gross unrealized appreciation was $2,518,043 and gross unrealized depreciation was $4,385,570 resulting in net unrealized depreciation of $1,867,527.
--------------------------------------------------------------------------------
NOTE D: Taxes
For Federal income tax purposes at October 31, 1999, the Fund had a capital loss carry forward of $20,373,997; of which $2,800,707 expires in 2002, $11,097,771 expires in 2003 and $6,475,519 expires in 2007.
--------------------------------------------------------------------------------
NOTE E: Capital Stock
Common Stock
There are 100,000,000 shares of $0.01 par value common stock authorized. Of the 10,815,006 shares outstanding at October 31, 1999, the Adviser owned 7,200 shares. During the years ended October 31, 1999 and 1998, the Fund issued 63,518 and 81,621 shares, respectively, in connection with the Fund's dividend reinvestment plan.

Preferred Stock
The Fund has issued and outstanding 3,600 shares of Preferred Stock, consisting of 1,200 shares each of Series A, Series B and Series C, with a liquidation value of $25,000 per share.

The dividend rate on Series A is 3.60% and is effective through November 3, 1999. The dividend rate on Series B is 3.25% and is effective through November 2, 1999. The dividend rate on Series C is 3.85% and is effective through November 4, 1999.

FINANCIAL HIGHLIGHTS                        ACM Municipal Securities Income Fund
================================================================================

Selected Data For a Share of Common Stock Outstanding Throughout Each Year.

                                                                                 Year Ended October 31,
                                                                 -----------------------------------------------------

                                                                1999        1998         1997         1996         1995
                                                               ------      ------       ------       ------       ------
Net asset value, beginning of year........................    $13.49       $13.46       $12.74       $12.59       $11.57
                                                              ------       ------       ------       ------       ------

Income From Investment Operations
---------------------------------
Net investment income.....................................      1.11         1.16         1.20         1.18         1.17
Net realized and unrealized gain (loss)
   on investment transactions.............................     (1.82)         .04          .72          .22         1.11
                                                              ------       ------       ------       ------       ------

Net increase (decrease) in net asset value
   from operations........................................      (.71)        1.20         1.92         1.40         2.28
                                                              ------       ------       ------       ------       ------

Less: Dividends And Distributions
---------------------------------
Dividends from net investment income:
   paid to Common Stock shareholders......................      (.84)        (.86)        (.89)        (.85)        (.90)
   Common Stock equivalent of dividends
     Paid to Preferred Stock shareholders.................      (.27)        (.29)        (.31)        (.33)        (.36)
Distributions in excess of net investment income:
   Paid to Common Stock shareholders......................      (.03)        (.02)          -0-        (.05)          -0-
Common Stock equivalent of distributions:
   Paid to Preferred Stock shareholders...................        -0-          -0-          -0-        (.02)          -0-
                                                              ------       ------       ------       ------       ------
Total dividends and distributions.........................     (1.14)       (1.17)       (1.20)       (1.25)       (1.26)
                                                              ------       -------      -------      -------      -------
Net asset value, end of year..............................    $11.64       $13.49       $13.46       $12.74       $12.59
                                                              ======       =======      =======      =======      =======
Market value, end of year.................................    $11.69       $14.06       $14.12       $12.38       $12.00
                                                              ======       =======      =======      =======      =======

Total Investment Return
-----------------------
Total investment return based on: (a)
   Market value...........................................    (11.14)%       6.19%       22.34%       10.82%       26.65%
   Net asset value........................................     (7.76)%       6.89%       13.24%        8.74%       17.71%

Ratios/Supplemental Data
------------------------
Net assets, end of year (000's omitted)...................  $215,850     $234,995     $233,641     $224,888     $222,488
Ratio of expenses to average net assets (b)...............       .88%         .89%         .94%         .93%         .84%
Ratio of net investment income to average net assets (b)..      5.21%        5.30%        5.64%        5.64%        5.77%
Portfolio turnover rate...................................       292%          60%          90%         178%         222%
--------------------------------------------------------------------------------------------------------------------------

(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of the year reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to net asset value from the beginning to the end of such periods. Conversely, total investment return based on net asset value will be lower than total investment return based on market value in years where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of the year.
(b) The expense ratio and net investment income ratio do not reflect the effect of dividend and distribution payments to Preferred Stock shareholders.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                        ACM Municipal Securities Income Fund
================================================================================

To the Shareholders and Board of Directors
ACM Municipal Securities Income Fund, Inc.

We have audited the accompanying statement of assets and liabilities of ACM Municipal Securities Income Fund, Inc., including the portfolio of investments, as of October 31, 1999, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 1999, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of ACM Municipal Securities Income Fund, Inc. at October 31, 1999, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicted periods in conformity with generally accepted accounting principles.

/s/ Ernst & Young LLP

New York, New York
December 9, 1999


================================================================================
Federal Income Tax Information (unaudited)

In accordance with federal requirements, the Fund designates substantially all the dividends paid from investment income-net during the fiscal year ended October 31, 1999 as "exempt-interest dividends".

ADDITIONAL INFORMATION                      ACM Municipal Securities Income Fund
================================================================================

Shareholders whose shares are registered in their own names will automatically be participants in the Dividend Reinvestment and Cash Purchase Plan (the "Plan"), pursuant to which dividends and capital gain distributions to shareholders will be paid in or reinvested in additional shares of the Fund (the "Dividend Shares"). State Street Bank and Trust Company (the "Agent") will act as agent for participants under the Plan. Shareholders whose shares are held in the name of a broker or nominee should contact such broker or nominee to determine whether or how they may participate in the Plan.

If the Board declares an income distribution or determines to make a capital gain distribution payable either in shares or in cash, as holders of the Common Stock may have elected, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock of the Fund valued as follows:

    (i) If the shares of Common Stock are trading at net asset value or at a premium above net asset value at the time of valuation, the Fund will issue new shares at the greater of net asset value or 95% of the then current market price.

    (ii) If the shares of Common Stock are trading at a discount from net asset value at the time of valuation, the Agent will receive the dividend or distribution in cash and apply it to the purchase of the Fund's shares of Common Stock in the open market on the New York Stock Exchange or elsewhere, for the participants' accounts. Such purchases will be made on or shortly after the payment date for such dividend or distribution and in no event more than 30 days after such date except where temporary curtailment or suspension of purchase is necessary to comply with Federal securities laws. If, before the Agent has completed its purchases, the market price exceeds the net asset value of a share of Common Stock, the average purchase price per share paid by the Agent may exceed the net asset value of the Fund's shares of common stock, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

The Agent will maintain all shareholders' accounts in the Plan and furnish written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Agent in non-certificate form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan.

There will be no charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each shareholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund.

The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the Plan at least 90 days before the record date for such dividend or distribution. The Plan may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the Plan. All correspondents

                                            ACM Municipal Securities Income Fund
================================================================================
concerning the Plan should be directed to the Agent at State Street Bank and Trust Company, P.O. Box 366, Boston, Massachusetts 02101.

Since the filing of the most recent amendment to the Fund's registration statement with the Securities and Exchange Commission, there have been (i) no material changes in the Fund's investment objectives or policies, (ii) no changes to the Fund's charter or bylaws that would delay or prevent a change of control of the Fund, (iii) no material changes in the principal risk factors associated with investment in the Fund, and (iv) no change in the person primarily responsible for the day-to-day management of the Fund's portfolio, who is Susan P. Kennan, a Senior Vice President of the Fund.
--------------------------------------------------------------------------------

Year 2000
Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX," which could result in processing inaccuracies and computer system failures at or after the year 2000. The Fund and its major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Fund and its major service providers, including Alliance, are dependent on third party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Fund or its major service providers, including Alliance, fail to process year 2000 related information properly, that could have a significant negative impact on the Fund's operations and the services that are provided to the Fund's shareholders. To the extent that the operations of issuers of securities held by the Fund are impaired by the year 2000 problem, the value of the Fund's shares may be materially affected. In addition, for the Fund's investments in foreign markets, it is possible that foreign companies and markets will not be as prepared by 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Fund and Alliance. During 1977, Alliance began a formal Year 2000 initiative, which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the Audit Committee of the Board of Directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 Alliance had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems is not Year 2000 compliant. All third-party suppliers of mission critical computer systems applications and nonmission critical systems were contacted to verify whether their systems and applications will be year 2000 compliant and their responses are being evaluated. All of those contacted have responded and have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested.

ADDITIONAL INFORMATION (cont.)              ACM Municipal Securities Income Fund
================================================================================

Alliance expects all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and nonmission critical systems and applications that can affect the Fund. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for all mission critical systems and nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has been completed. Alliance reports that it has completed an inventory of its facilities and related technology applications and has substantially completed and tested these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, has developed Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure.

The current cost to Alliance of the Year 2000 initiative is approximately $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through September 30, 1999, Alliance had incurred approximately $41.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Fund and its major service providers will not operate as intended and that the systems and applications of third-party providers to the Fund and its service providers will not be Year 2000 compliant. Likewise, there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Fund or its major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Fund and its services providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Fund and its service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Fund and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000," as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).

                                            ACM Municipal Securities Income Fund
================================================================================

BOARD OF DIRECTORS                              William H. Foulk, Jr. (1)
John D. Carifa, Chairman and President          Dr. James M. Hester (1)
Ruth Block (1)                                  Clifford L. Michel (1)
David H. Dievler (1)                            Donald J. Robinson (1)
John H. Dobkin (1)                              Robert C. White (1)

OFFICERS                                        Terrance Hults, Vice President
Kathleen A. Corbet, Senior Vice President       William E. Oliver, Vice President
Susan P. Keenan, Senior Vice President          Edmund P. Bergen, Jr., Secretary
Wayne D. Lyski, Senior Vice President           Mark D. Gersten, Treasurer & Chief Financial Officer
David M. Dowden, Vice President                 Juan J. Rodriquez, Controller

ADMINISTRATOR                                   PREFERRED STOCK:
Alliance Capital Management L.P.                DIVIDEND PAYING AGENT,
1345 Avenue of the Americas                     TRANSFER AGENT AND REGISTRAR
New York, NY 10105                              IBJ Whitehall Bank & Trust Company
                                                One State Street
                                                New York, NY 10004


SUB-ADMINISTRATOR                               INDEPENDENT AUDITORS
Prudential Mutual Fund Management, LLC          Ernst & Young LLP
Gateway Center Three                            787 Seventh Avenue
Newark, NJ 07102-4077                           New York, NY 10019

COMMON STOCK:
DIVIDEND PAYING AGENT,
TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

CUSTODIAN
The Bank of New York
48 Wall Street
New York, NY 10286

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its Common Stock in the open market.

This report, including the financial statements herein, is transmitted to the shareholders of ACM Municipal Securities Income Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

(1) Members of Audit Committee

ACM Municipal Securities Income Fund
Summary of General Information

The Fund
ACM Municipal Securities Income Fund is a closed-end management investment company designed to provide high current income exempt from regular federal income tax. The Fund invests substantially all of its assets in investment grade municipal securities.

Shareholder Information
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction Section of newspapers each day, under the designation "ACMMSI." The Fund's NYSE trading symbol is "AMU." Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Bond Funds."

Dividend Reinvestment Plan
A Dividend Reinvestment Plan provides automatic reinvestment of dividends and capital gains in additional Fund shares.

For questions concerning shareholder account information, or if you would like a brochure describing the Dividend Reinvestment Plan, please call State Street Bank and Trust Company at 1-800-219-4218.

ACM Municipal Securities Income Fund
1345 Avenue of the Americas
New York, New York 10105

Alliance Capital [LOGO](R)

(R)These registered service marks used under license from the owner, Alliance Capital Management, L.P.

MSIAR1099

                                      ACM
--------------------------------------------------------------------------------
                                   MUNICIPAL
--------------------------------------------------------------------------------
                                  SECURITIES
--------------------------------------------------------------------------------
                                  INCOME FUND
--------------------------------------------------------------------------------


                                           Annual Report
                                           October 31, 1999


Alliance Capital [LOGO](R)